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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 23, 2004
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                        (Date of earliest event reported)


                           LAUREL CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                       0-23010                       25-1717451
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


2724 Harts Run Road, Allison Park, Pennsylvania                     15101
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(Address of principal executive office)                           (Zip Code)


                                 (412) 487-7404
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name, former address and former fiscal year,if
                           changed since last report)



Page 1 of 4 Pages
Exhibit Index appears on Page 4

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      The following exhibits are filed with this report:

         Exhibit Number       Description
         --------------       -----------
         99.1                 Press Release dated April 23, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 23, 2004, Laurel Capital Group, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAUREL CAPITAL GROUP, INC.

Date:  April 27, 2004                 By:  /s/  Edwin R. Maus
                                           -------------------
                                           Edwin R. Maus
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit Number                 Description
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99.1                           Press Release Dated March 23, 2004


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